Summary Prospectus
January 31, 2022

Disclosure contained herein relates to all classes of the Fund, as listed below, unless otherwise noted.
Share Class | Ticker	A | FTIIX	C | FTIBX	Institutional | FGTBX

Federated Hermes Global Total Return
Bond Fund

A Portfolio of Federated Hermes International Series, Inc.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at FederatedInvestors.com/FundInformation. You can also get this information at no cost by calling 1-800-341-7400, by sending an email request via Contact Us on FederatedInvestors.com, or from a financial intermediary through which Shares of the Fund may be bought or sold. The Fund’s Prospectus and Statement of Additional Information, both dated January 31, 2022, are incorporated by reference into this Summary Prospectus.

A mutual fund seeking to obtain a total return on its assets by investing primarily in fixed-income securities of foreign governments and their agencies or foreign corporations.
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Fund Summary Information
Federated Hermes Global Total Return Bond Fund (the “Fund”)
RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE
The Fund’s investment objective is to obtain a total return on its assets.
RISK/RETURN SUMMARY: FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold and sell Class A Shares (A), Class C Shares (C) and Institutional Shares (IS) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain classes (e.g., A class) of Federated Hermes funds. More information about these and other discounts is available from your financial professional, in the “What Do Shares Cost?” section of the Prospectus on page 22 and in “Appendix B” to this Prospectus.
Shareholder Fees (fees paid directly from your investment)
	A	C	IS
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	A	C	IS
Management Fee	0.70%	0.70%	0.70%
Distribution (12b-1) Fee	0.25%	0.75%	None
Other Expenses	1.30%	1.30%	1.05%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	2.26%	2.76%	1.76%
Fee Waivers and/or Expense Reimbursements[1]	(1.22)%	(0.97)%	(0.97)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.04%	1.79%	0.79%
1

 The Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s A, C and IS classes (after the voluntary waivers and/or reimbursements) will not exceed 1.02%, 1.77% and 0.77% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2023; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund’s Board of Directors.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that operating expenses (excluding any sale loads on reinvested dividends, fee waivers and/or expense reimbursements) are as shown in the table above and remain the same. The expenses used to calculate the Fund’s examples do not include fee waivers or expense reimbursements. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
Share Class	1 Year	3 Years	5 Years	10 Years
A:
Expenses assuming redemption	$669	$1,125	$1,606	$2,928
Expenses assuming no redemption	$669	$1,125	$1,606	$2,928
C:
Expenses assuming redemption	$379	$856	$1,459	$2,970
Expenses assuming no redemption	$279	$856	$1,459	$2,970
IS:
Expenses assuming redemption	$179	$554	$954	$2,073
Expenses assuming no redemption	$179	$554	$954	$2,073
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.

RISK/RETURN SUMMARY: INVESTMENTS, RISKS and PERFORMANCE
What are the Fund’s Main Investment Strategies?
The Fund pursues its investment objective by investing primarily in investment-grade, fixed-income securities, including U.S. and non-U.S. government, agency, inflation protected, mortgage-related, loan participation, asset-backed and corporate debt securities. The fixed-income securities in which the Fund invests may be denominated and issued in U.S. dollars or any other currency. The Fund may invest in foreign currencies and may engage in other foreign currency transactions for investment or hedging purposes. The Fund may invest substantially in securities of issuers domiciled outside the United States, including issuers domiciled in developing countries. The Fund will generally allocate a substantial amount of its total assets (at least 40%–unless market conditions are not deemed favorable by Federated Investment Management Company (the “Adviser”), in which case the Fund would invest at least 30%) to non-U.S. investments. The Fund may allocate up to 100% of its total assets to non-U.S. dollar investments. The Fund will allocate its assets among various regions and countries, including the United States, but in no fewer than three different countries and may invest in both developed and developing markets.
The Fund may invest up to 25% of its total assets in noninvestment-grade, fixed-income securities (otherwise known as “junk bonds”). In addition, the Fund may invest up to 25% of its total assets in emerging-markets fixed-income securities. The Fund may use derivative contracts (such as, for example, futures contracts, option contracts and swap contracts) and/or hybrid instruments to implement its investment strategy and to hedge against potential losses. The Fund may also use both spot and forward currency trades and other derivatives to increase or decrease its exposure to foreign interest rate and/or currency markets. There can be no assurance that the Fund’s use of derivative contracts or hybrid instruments will work as intended. Derivative investments made by the Fund are included within the Fund’s 80% policy (as described below) and are calculated at market value. The Adviser does not target an average maturity for the Fund’s portfolio and may invest in bonds of any maturity.
When selecting investments for the Fund, the Fund can invest in securities directly or in other investment companies, including, for example, funds advised by the Adviser or its affiliates (“Underlying Funds”). At times, the Fund’s investment in Underlying Funds may be a substantial portion of the Fund’s portfolio. The Fund is a non-diversified portfolio of Federated Hermes International Series, Inc.
The Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in fixed-income investments. The Fund will notify shareholders at least 60 days in advance of any change in its investment policy that would enable the Fund to invest, under normal circumstances, less than 80% of its net assets (plus any borrowings for investment purposes) in fixed-income investments.

Portfolio Turnover
The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate and increase the Fund’s trading costs, which may have an adverse impact on the Fund’s performance. An active trading strategy will likely result in the Fund generating more short-term capital gains or losses. Short-term gains are generally taxed at a higher rate than long-term gains. Any short-term losses are used first to offset short-term gains.
What are the Main Risks of Investing in the Fund?
All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:
■ Underlying Fund Risk. The risk that the Fund’s performance is closely related to the risks associated with the securities and other investments held by underlying funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of underlying funds to achieve their respective investment objectives. The Fund bears Underlying Fund fees and expenses indirectly.
■ Currency Risk. Exchange rates for currencies fluctuate daily. As a result, the value of the Fund’s foreign investments and the value of its Shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.
■ European Union and Eurozone Related Risk. A number of countries in the European Union (EU), including certain countries within the EU that have adopted the euro (Eurozone), have experienced, and may continue to experience, severe economic and financial difficulties. Additional countries within the EU may also fall subject to such difficulties. These events could negatively affect the value and liquidity of the Fund’s investments in euro-denominated securities and derivatives contracts, securities of issuers located in the EU or with significant exposure to EU issuers or countries.
■ Interest Rate Risk. Prices of fixed-income securities generally fall when interest rates rise. The longer the duration of a fixed-income security, the more susceptible it is to interest rate risk. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.
■ Issuer Credit Risk. It is possible that interest or principal on securities will not be paid when due. Noninvestment-grade securities generally have a higher default risk than investment-grade securities. Such non-payment or default may reduce the value of the Fund’s portfolio holdings, its share price and its performance.

■ Counterparty Credit Risk. Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose money or to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
■ Risk of Foreign Investing. Because the Fund may invest in securities issued by foreign companies and national governments, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case.
■ Liquidity Risk. Trading opportunities are more limited for fixed-income securities that have not received any credit ratings, have received any credit ratings below investment grade or are not widely held.
■ Leverage Risk. Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.
■ Risk of Investing in Emerging Market Countries. Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economics.
■ Risk Associated with Noninvestment-Grade Securities. Securities rated below investment grade may be subject to greater interest rate, credit and liquidity risks than investment-grade securities. These securities are considered speculative with respect to the issuer’s ability to pay interest and repay principal.
■ Risk Related to the Economy. The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets. Economic, political and financial conditions, industry or economic trends and developments or public health risks, such as epidemics or pandemics, may, from time to time, and for varying periods of time, cause the Fund to experience volatility, illiquidity, shareholder redemptions, or other potentially adverse effects. Among other investments, lower-grade bonds and loans may be particularly sensitive to changes in the economy.
■ Risk of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this

Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus, such as interest rate, credit, currency, liquidity and leverage risks.
■ Custodial Services and Related Investment Costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result in losses to the Fund due to a subsequent decline in value of the portfolio security. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the Fund against loss of its assets.
■ Mortgage-Backed Securities (MBS) Risk. MBS have unique risks. A rise in interest rates may cause the value of MBS held by the Fund to decline. The mortgage loans underlying MBS generally are subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment.
■ Prepayment and Extension Risk. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed-income securities. When interest rates rise, homeowners are less likely to prepay their mortgages. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security, and the price of mortgage-backed securities may decrease more than the price of other fixed-income securities when interest rates rise.
■ Asset-Backed Securities (ABS) Risk. The value of asset-backed securities (ABS) may be affected by certain factors such as interest rate risk, credit risk, prepayment risk and the availability of information concerning the pool of underlying assets and its structure. Under certain market conditions, ABS may be less liquid and may be difficult to value. Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of ABS. ABS can also be subject to the risk of default on the underlying assets.
■ Risk of Inflation-Protected Securities. The value of inflation-protected securities is subject to the effects of changes in market interest rates caused by factors other than inflation (“real interest rates”). If interest rates rise due to reasons other than inflation, the Fund’s investment in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure.

■ Risk of Investing in Loans. In addition to the risks generally associated with debt instruments such as credit, market, interest rate, liquidity and derivatives risks, bank loans are also subject to the risk that the value of the collateral securing a loan may decline, be insufficient to meet the obligations of the borrower or be difficult to liquidate. The Fund’s access to the collateral may be limited by bankruptcy, other insolvency laws or by the type of loan the Fund has purchased. For example, if the Fund purchases a participation instead of an assignment, it would not have direct access to collateral of the borrower. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value. Additionally, collateral on loan instruments may not be readily liquidated, and there is no assurance that the liquidation of such assets will satisfy a borrower’s obligations under the investment. Loans generally are subject to legal or contractual restrictions on resale.
Loans and other forms of indebtedness may be structured such that they are not securities under securities laws. As such, it is unclear whether loans and other forms of direct indebtedness offer securities law protections, such as those against fraud and misrepresentation. In the absence of definitive regulatory guidance, while there can be no assurance that fraud or misrepresentation will not occur with respect to the loans and other investments in which the Fund invests, the Fund relies on the Adviser’s research in an attempt to seek to avoid situations where fraud or misrepresentation could adversely affect the Fund.
■ Loan Liquidity Risk. Loans generally are subject to legal or contractual restrictions on resale. The liquidity of loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. For example, if the credit quality of a loan unexpectedly declines significantly, secondary market trading in that loan can also decline for a period of time. During periods of infrequent trading, valuing a loan can be more difficult and buying and selling a loan at an acceptable price can be more difficult and delayed. Difficulty in selling a loan can result in a loss. Loan instruments may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of loans may require weeks to complete. Thus, transactions in loan instruments may take longer than seven days to settle. This could pose a liquidity risk to the Fund and, if the Fund’s exposure to such investments is substantial, could impair the Fund’s ability to meet shareholder redemptions in a timely manner.
■ Risk of Non-Diversified Fund. The Fund is non-diversified. Compared to diversified mutual funds, it may invest a higher percentage of its assets among fewer issuers of portfolio securities. In certain situations, being non-diversified may reduce the Fund’s credit risk by enabling it to avoid investing in certain countries, regions or sectors that exhibit above average credit risk. However, being non-diversified may also increase the Fund’s risk by magnifying the impact (positively or negatively) that only one issuer has on the Fund’s share price and performance.
■ Technology Risk. The Adviser uses various technologies in managing the Fund, consistent with its investment objective(s) and strategy described in this prospectus. For example, proprietary and third-party data and systems are utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.
The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance: Bar Chart and Table
Risk/Return Bar Chart
The bar chart and performance table below reflect historical performance data for the Fund and are intended to help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s A class total returns on a calendar year-by-year basis. The Average Annual Total Return Table shows returns for each class averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.

The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

Within the periods shown in the bar chart, the Fund’s A class highest quarterly return was 8.18% (quarter ended March 31, 2016). Its lowest quarterly return was (10.96)% (quarter ended December 31, 2016).
Average Annual Total Return Table
In addition to Return Before Taxes, Return After Taxes is shown for the Fund’s A class to illustrate the effect of federal taxes on Fund returns. After-tax returns are shown only for A class and after-tax returns for C and IS classes will differ from those shown below for A class. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through a 401(k) plan, Individual Retirement Account or other tax-advantaged investment plans.
(For the Period Ended December 31, 2021)
	1 Year	5 Years	10 Years	Start of Performance
A:
Return Before Taxes	(9.04)%	1.45%	(0.37)%	N/A
Return After Taxes on Distributions	(9.99)%	0.84%	(0.94)%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	(5.35)%	0.86%	(0.52)%	N/A
C:
Return Before Taxes	(6.37)%	1.62%	(0.52)%	N/A
IS:
Inception Date:				12/16/2016
Return Before Taxes	(4.48)%	2.64%	N/A	2.82%
Bloomberg Global Aggregate Index[1] (reflects no deduction for fees, expenses or taxes)	(4.71)%	3.36%	1.77%	N/A
1
 The Bloomberg Global Aggregate Index provides a broad-based measure of the global investment-grade, fixed-income markets. Effective August 24, 2021, the name of the index changed from “Bloomberg Barclays Global Aggregate Index” to “Bloomberg Global Aggregate Index.”
FUND MANAGEMENT
The Fund’s Investment Adviser is Federated Investment Management Company.
John L. Sidawi has been the Fund’s portfolio manager since January of 2014.
Ihab L. Salib, Senior Portfolio Manager, has been the Fund’s portfolio manager since July of 2002.

purchase and sale of fund shares
You may purchase, redeem or exchange Shares of the Fund on any day the New York Stock Exchange is open. Shares may be purchased through a financial intermediary firm that has entered into a Fund selling and/or servicing agreement with the Distributor or an affiliate (“Financial Intermediary”) or directly from the Fund, by wire or by check. Please note that certain purchase restrictions may apply. Redeem or exchange Shares through a financial intermediary or directly from the Fund by telephone at 1-800-341-7400 or by mail.
A & C Classes
The minimum investment amount for the Fund’s A and C classes is generally $1,500 for initial investments and $100 for subsequent investments. The minimum initial and subsequent investment amounts for Individual Retirement Accounts are generally $250 and $100, respectively. There is no minimum initial or subsequent investment amount for employer-sponsored retirement plans. Certain types of accounts are eligible for lower minimum investments. The minimum investment for Systematic Investment Programs is $50.
IS Class
The minimum initial investment amount for the Fund’s IS class is generally $1,000,000 and there is no minimum subsequent investment amount. Certain types of accounts are eligible for lower minimum investments. The minimum investment for Systematic Investment Programs is $50.
Tax Information
The Fund’s distributions are taxable as ordinary income or capital gains except when your investment is through a 401(k) plan, an Individual Retirement Account or other tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Federated Hermes Global Total Return Bond Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Investment Company Act File No. 811-3984
CUSIP 31420G408
CUSIP 31420G606
CUSIP 31420G879
Q450352 (1/22)
© 2022 Federated Hermes, Inc.